UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:  December 8, 2016

(Date of earliest event reported)

BIOPHARMX CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37411	59-3843182
(Commission File Number)	(IRS Employer Identification No.)

1098 Hamilton Court Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

(650)  889-5020

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

⃞ Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

⃞ Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 2.02.  Results of Operations and Financial Condition

On December 13, 2016,  the Company issued a press release announcing its financial results and certain other information for the quarterly period ended October 31, 2016.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02, including Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed by the Company with the Securities and Exchange Commission, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in such filing (or any reference to this Current Report on Form 8-K generally), except as shall be expressly set forth by specific reference in such filing.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

On December 8, 2016, the Compensation Committee of the Board of Directors (the “Committee”) of the Company approved stock option grants to Anja Krammer, the Company’s President, Kin Chan, PhD., the Company’s Executive Vice President of Research & Development, and Greg Kitchener, the Company’s Chief Financial Officer, pursuant to the Company’s 2016 Equity Incentive Plan (the “Options”). The Options were granted in order to provide Ms. Krammer, Dr. Chan and Mr. Kitchener (the “Officers”) with appropriate equity incentives. Pursuant to the Options, Ms. Krammer, Dr. Chan and Mr. Kitchener are entitled to potentially purchase up to 400,000, 150,000 and 175,000 shares of the Company’s common stock, respectively, at an exercise price of $0.42 per share, which price is equal to the closing sales price of the Company’s common stock as quoted on the NYSE MKT on the date of grant. The Options will vest as to one-fourth of the shares subject to the Options one year following the vesting start date and one thirty-sixth of the remaining shares subject to the Options will vest monthly thereafter, until all such shares have vested.  The Options will generally expire upon the earlier of (i) ten years after the date of grant or (ii) 90 days after the Officer ceases to be employed by the Company.

Item 9.01 Financial Statements and Exhibits

(d)

Exhibit No.Description

99.1 Press release issued by BioPharmX Corporation regarding its financial results for the quarterly period ended October 31, 2016, dated December 13, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPHARMX CORPORATION

Date: December 13, 2016By:/s/ greg kitchener

             Name:  Greg Kitchener

Title:  Chief Financial Officer

(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.Description

99.1 Press release issued by BioPharmX Corporation regarding its financial results for the quarterly period ended October 31, 2016, dated December 13, 2016.